Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of December 23, 2010, is entered into by and among Bonanza Creek Energy, Inc., a Delaware corporation (the “Company”) and the parties listed on Schedule I hereto (each an “Investor,” and collectively, the “ Investors”).

WITNESSETH:

WHEREAS, certain of the Investors are parties to a Stock Purchase Agreement, dated December 23, 2010 (as amended, modified and supplemented from time to time, the “Stock Purchase Agreement”), pursuant to which such Investors have agreed to purchase from the Company following satisfaction of certain conditions set forth in the Stock Purchase Agreement, shares of Common Stock of the Company; and

WHEREAS, in connection therewith, the Company desires to and has agreed to grant to the Investors certain registration rights set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

CERTAIN DEFINITIONS;  SECURITIES SUBJECT TO THIS AGREEMENT

1.1           As used in this Agreement, the following terms shall have the following respective meanings.  Any other terms not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Stock Purchase Agreement.

“Affiliate” means any Person who is an “affiliate” as defined in Rule 12b-2 promulgated under the Exchange Act, and with respect to HMQ means, AIMCo, any corporation managed or controlled by AIMCo, the investment pools managed by AIMCo, any client in respect of whom AIMCo provides investment management services and any Affiliate of the foregoing.

“AIMCo” means Alberta Investment Management Corporation, as established by the Alberta Investment Management Corporation Act.

“Commission” means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

“Common Stock” means shares of the Company’s Class A common stock, par value $0.001 per share, or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued thereunder, as they each may, from time to time, be in effect.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“HMQ” means Her Majesty the Queen in right of Alberta, in her own capacity and in her capacity as trustee/nominee for certain designated entities.

“Holders” means the WFC Holders and the Other Holders.

“Holders’ Counsel” shall have the meaning set forth in Section 4.1(a).

“Initial Public Offering” means the first offering by the Company of its Common Stock to the public for cash pursuant to an effective Registration Statement.

“Inspectors” has the meaning set forth in Section 4.1(i).

“Liability” has the meaning set forth in Section 6.1.

“Other Holders” means the Other Investors, any Person to which the rights granted to the Other Investors under this Agreement are transferred, in whole or in part, pursuant to Article 8 and any Person entitled to the benefits of this Agreement pursuant to Section 9.2, other than a transferee to whom Registrable Shares have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 promulgated under the Securities Act.

“Other Investors” means the Investors identified as Other Investors on Schedule I hereto.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Prospectus” means any “prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Records” has the meaning set forth in Section 4.1(i).

“Registrable Class Securities” means the Registrable Shares and any other securities of the Company that are of the same class as the relevant Registrable Shares.

“Registrable Shares” means (A) all Common Stock held directly or indirectly by a Holder, including any Common Stock issuable or issued upon exercise, conversion or exchange of other securities of the Company or any of its subsidiaries and (B) any securities of the Company issued in respect of the Common Stock or any other equity securities of the Company, including without limitation, by reason of or in connection with any stock dividend, stock distribution, stock split, spin-off, purchase in any rights offering or in connection with any exchange for or replacement of such shares or any combination of shares, recapitalization, merger or consolidation or other reorganization, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock.  As to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when (x) they are sold pursuant to an effective registration statement under the Act, (y) the entire amount of Registrable Shares held by such Holder thereof have been sold under Rule 144 (or any successor rule or regulation then in effect) or (z) they shall have ceased to be outstanding.  No Registrable Shares may be registered under more than one registration statement at any one time.

“Registration Expenses” means all expenses arising from or incident to the Company’s performance of, or compliance with, this Agreement, (x) including, without limitation: (i) all Commission, stock exchange and FINRA registration and filing fees and exchange listing fees, (ii) all printing, messenger and delivery expenses, (iii) all fees, charges and disbursements of counsel for the Company and the reasonable and documented fees, charges and expenses of one (1) counsel and any necessary counsel with respect to state securities law matters, in each case selected by the selling Holders holding a majority of the Registrable Shares being registered in such registration to represent the selling Holders, (iv) all fees and expenses incurred in complying with securities or state “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Shares as may be set forth in any underwriting agreement), (v) any other accounting fees, charges or expenses incurred by the Company incident to or required by any such registration (including any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification), and (vi) any liability insurance or other premiums for insurance obtained in connection with any demand registration or piggy-back registration thereon, incidental registration or shelf registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective, and (y) excluding underwriting discounts, selling commissions and the fees and expenses of selling Holders’ own counsel (other than the counsel selected to represent all selling Holders).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company for cash (other than a registration statement on Form S-8 or Form S-4).

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Valid Business Reason” shall have the meaning set forth in Section 2.5.

“WFC” means Project Black Bear LP, a Delaware limited partnership and a WFC Investor.

“WFC Holders” means the WFC Investors, and any Person to which the rights granted to WFC under this Agreement are transferred, in whole or in part, pursuant to Article 8 and any Person entitled to the benefits of this Agreement pursuant to Section 9.2, other than a transferee to whom Registrable Shares have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 promulgated under the Securities Act.

“WFC Investors” means the Investors identified as WFC Investors on Schedule I hereto.

1.2           Grant of Rights.  The Company hereby grants registration rights to the Holders upon the terms and conditions set forth in this Agreement.

1.3           Holders of Registrable Shares.  A Person is deemed to be a holder of Registrable Shares whenever such Person owns of record Registrable Shares (unless transferred into “street name” for the purpose of effecting a sale), or holds an option to purchase, or a security convertible into, or exercisable or exchangeable for, Registrable Shares whether or not such purchase, conversion, exercise or exchange has actually been effected.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Shares, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Shares.  Registrable Shares issuable upon exercise of an option or upon conversion, exercise or exchange of another security shall be deemed outstanding for the purposes of this Agreement.

ARTICLE 2.

REQUIRED REGISTRATIONS

2.1           Demand Registration Rights.  Subject to the limitations set forth in  Section 2.4, each of WFC and HMQ shall have the right to request, in writing, that the Company effect a registration on Form S-1 (or any other applicable or successor form) of some or all of the shares of Common Stock then held by the WFC Holders which constitute Registrable Shares; provided, however, that HMQ may not exercise such right until the earlier of (i) WFC’s exercise of all of its demand rights under this Article 2 or (ii) such time as WFC no longer holds any Registrable Shares.  If WFC intends to distribute the Registrable Shares by means of an underwriting, it shall so advise the Company in its request.  Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all WFC Holders.  Such other WFC Holders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such WFC Holders may request in such notice of election.  All WFC Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the WFC Holders.  Thereupon, the Company shall, at its own expense and as expeditiously as possible, subject to Section 2.5, use commercially reasonable efforts to effect the registration of all Registrable Shares that the Company has been requested so to register.

2.2           S-3 Registrations.  At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings, hereinafter “Form S-3”), each of WFC and HMQ shall have the right to effect a Registration Statement on Form S-3 with respect to the WFC Holders’ Registrable Shares.  Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all WFC Holders.  Such other WFC Holders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such WFC Holders may request in such notice of election.  Thereupon, the Company shall, at its own expense and as expeditiously as possible, subject to Section 2.5, use commercially reasonable efforts to effect the registration of all Registrable Shares that the Company has been requested so to register.

2.3           Participation in Underwritten Offering.  In connection with any offering under this Article 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon in good faith between the WFC Holder making such demand and the underwriters selected by it, and then only in such quantity as will not, in the good faith opinion of the underwriters, jeopardize the success of the offering by the Company.  If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares that the Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter in good faith believes may be sold without causing such adverse effect allocated, subject to Section 3.2, pro rata among the WFC Holders on the basis of the Registrable Shares held by such WFC Holders.

2.4           Limits on Number of Registrations; Withdrawal from Underwriting.  (a)  The Company shall not be required (i) to effect (A) more than two (2) Registration Statements in total pursuant to demands by WFC in accordance with this Article 2 if, in the Company’s Initial Public Offering, the WFC Holders receive less than $175,000,000 in gross proceeds as selling stockholders or (B) more than one (1) registration pursuant to demands by WFC in accordance with Article 2 if, in the Company’s Initial Public Offering, the WFC Holders receive at least $175,000,000 in gross proceeds as selling stockholders and (ii) to file any Registration Statement during the 180 day period following an Initial Public Offering.  The Company shall not be required to effect more than one (1) Registration Statement in total pursuant to the demand by HMQ in accordance with this Article 2.

(b)           Notwithstanding Section 2.4(a), if the WFC Holders disapprove of the terms of an underwritten offering that is the subject of a Registration Statement filed pursuant to this Article 2, WFC or HMQ may elect to withdraw its demand therefor prior to the effectiveness of the Registration Statement by written notice to the Company and the managing underwriter and such demand shall not count as a Registration Statement for purposes of Section 2.4(a) unless WFC has previously withdrawn its demand pursuant to this Section 2.4(b) twice or unless HMQ has previously withdrawn its demand pursuant to this Section 2.4(b) once, respectively.

Notwithstanding the foregoing, the Company may elect to proceed with such underwritten offering, in which case, the provisions of Article 3 hereof shall apply.

2.5           Right to Delay Registrations.  If at the time of any request to register Registrable Shares pursuant to this Article 2, the Company is engaged or has fixed plans to engage, within thirty (30) days of the time of the request, in a registered public offering as to which WFC Holders may include Registrable Shares pursuant to Article 3 or is engaged in any other activity that, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company (a “Valid Business Reason”), then the Company, at its option, may direct that such request be delayed for a period not in excess of ninety (90) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one (1) year period.  The Company shall give written notice to all WFC Holders of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

ARTICLE 3.

PIGGYBACK REGISTRATION

3.1           General.  Subject to Section 3.2, whenever the Company proposes to file a Registration Statement for its own account, other than a Registration Statement on Form S-4 or Form S-8), or for the account of any stockholder of the Company at any time and from time to time, it shall give, prior to such filing, written notice (such notice shall describe the proposed registration, offering price (or reasonable range thereof) and distribution arrangements) to all Holders of its intention to do so and, upon the written request of a Holder or Holders given within twenty (20) days after the Company provides such notice, the Company shall use commercially reasonable efforts to cause all Registrable Shares that the Company has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution; provided that the Company shall have the right to postpone or withdraw any registration effected for the Company’s own account without obligation to any Holder and shall have the rights set forth in Section 2.5 for any registration effected based on a demand under Article 2.  The Company shall bear all Registration Expenses in connection with any incidental registration pursuant to this Article 3, whether or not such incidental registration becomes effective.

3.2           Participation in Underwritten Offering.  In connection with any offering under this Article 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon in good faith between the Company or WFC, as the case may be, and the underwriters, and then only in such quantity as will not, in the good faith opinion of the underwriters, jeopardize the success of the offering by the Company.  If, in the opinion of the managing underwriter, the registration of all, or part of, the Registrable Shares that the Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter in good faith believes may be sold without causing such adverse effect; provided that the Company shall include Registrable Shares in the priorities described below with respect to the Registration Statements described below:

(a)                          in the Company’s Initial Public Offering, first, all of the securities to be offered for the account of the Company; second, the Registrable Shares to be offered for the account of the WFC Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such WFC Holder, up to a maximum of $175,000,000 of gross proceeds attributable to such WFC Holders; third, the Registrable Shares to be offered for the account of the Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such Holder (reduced, in the case of WFC Holders, by the number of Registrable Shares included in such registration pursuant to the preceding clause); and fourth, any other securities requested to be included in such offering;

(b)                         in the first demand Registration Statement effected pursuant to a demand by WFC in accordance with Article 2, if applying the limitation described in Section 2.4(a)(i)(A), first, the Registrable Shares to be offered for the account of the WFC Holders pro rata based on the number of Registrable Shares owned by each such WFC Holder, up to a maximum of $175,000,000 of gross proceeds attributable to such WFC Holders less any amount of gross proceeds received by the WFC Holders in the Company’s Initial Public Offering; second, the Registrable Shares to be offered for the account of the Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such Holder (reduced, in the case of WFC Holders, by the number of Registrable Shares included in such registration pursuant to the preceding clause); and third, any other securities requested to be included in such offering;

(c)                          in the second demand Registration Statement effected pursuant to a demand by WFC in accordance with Article 2, if applying the limitation described in Section 2.4(a)(i)(A), first, the Registrable Shares to be offered for the account of all Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such Holder; and second, any other securities requested to be included in such offering;

(d)                         in the only demand Registration Statement effected pursuant to a demand by WFC in accordance with Article 2, if applying the limitation described in Section 2.4(a)(i)(B), first, the Registrable Shares to be offered for the account of all Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such Holder; and second, any other securities requested to be included in such offering;

(e)                          in the demand Registration Statement effected pursuant to a demand by HMQ in accordance with Article 2, first, the Registrable Shares to be offered for the account of all Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such Holder; and second, any other securities requested to be included in such offering; or

(f)                            in any other such registration, first, all of the securities to be offered for the account of the Company; second, the Registrable Shares to be offered for the account of the Holders pursuant to this Article 3 pro rata based on the number of Registrable Shares owned by each such Holder; and third, any other securities requested to be included in such offering.

ARTICLE 4.

REGISTRATION PROCEDURES

4.1           Company Obligations.  If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of distribution thereof as promptly as practicable, and in connection with any such request or requirement, the Company shall:

(a)           as expeditiously as possible, prepare and file with the Commission a Registration Statement with respect to such Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Shares in accordance with the intended method of distribution thereof; provided, however, that (A) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any documents incorporated by reference therein), or before using any Free Writing Prospectus, the Company shall provide counsel selected by the selling Holders holding a majority of the Registrable Shares being registered in such registration (“Holders’ Counsel”) and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement, each Prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus to be filed with the Commission, subject to such documents being under the Company’s control, and (B) the Company shall notify the Holders’ Counsel and each seller of Registrable Shares pursuant to such Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)           as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for the lesser of (A) 120 days and (B) such shorter period which will terminate when all Registrable Shares covered by such Registration Statement have been sold; provided that in the case of a shelf registration, the Company shall keep such Registration Statement effective until all Registrable Shares covered by such Registration Statement shall have been sold, and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)           as expeditiously as possible furnish to each selling Holder such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, Prospectus, including a preliminary Prospectus, any Prospectus filed pursuant to Rule 424 promulgated under the Securities Act and any Free Writing Prospectus in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder;

(d)           as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or “blue sky” laws of such states as the selling Holders shall reasonably request, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Shares are sold, whichever is shortest, and do any and all other acts and things that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Holder; provided, however, that the Company shall not be required in connection with this subsection (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(e)           enter into and perform customary agreements (including underwriting and indemnification and contribution agreements in customary form with the approved underwriter for the Holders or the Company’s underwriter, as applicable) and take such other commercially reasonable actions as are required in order to expedite or facilitate each disposition of Registrable Shares and shall provide all reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and other information meetings organized by the underwriter, and causing counsel to the Company to deliver customary legal opinions in connection with any such underwriting agreements; provided, however, that the Company’s officers shall not be required to participate in road shows in connection with more than two registrations, and such road shows shall not last more than two weeks at a time;

(f)            as expeditiously as possible, notify each seller of Registrable Shares: (1) when a Prospectus, any Prospectus supplement, any Free Writing Prospectus, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (2) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement, related Prospectus or Free Writing Prospectus or for additional information; (3) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (4) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (5) of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement, related Prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement, Prospectus or Free Writing Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (6) of the determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable;

(g)           as expeditiously as possible, upon the occurrence of any event contemplated by Section 4.1(f)(5) or, subject to Section 2.5, the existence of a Valid Business Reason, as promptly as practicable, prepare a supplement or amendment to such Registration Statement, related Prospectus or Free Writing Prospectus and furnish to each seller of Registrable Shares a reasonable number of copies of such supplement to or an amendment of such Registration Statement, Prospectus or Free Writing Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Shares, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h)           if the Company has delivered preliminary or final Prospectuses to the selling Holders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders immediately shall cease making offers of Registrable Shares and return all Prospectuses in their possession to the Company.  The Company shall promptly provide the selling Holders with revised Prospectuses and, following receipt of the revised Prospectuses, the selling Holders shall be free to resume making offers of the Registrable Shares;

(i)            make available at reasonable times for inspection by any seller of Registrable Shares, any managing underwriter participating in any disposition of such Registrable Shares pursuant to a Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.  Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (A) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (C) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public.  Each seller of Registrable Shares agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(j)            if such sale is pursuant to an underwritten public offering, obtain a “cold comfort” letter dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as Holders’ Counsel or the managing underwriter reasonably requests;

(k)           comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(l)            cause all such Registrable Shares to be listed on each securities exchange on which Registrable Class Securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

(m)          cooperate with each seller of Registrable Shares and each underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with FINRA;

(n)           if such registration is pursuant to a Registration Statement on Form S-3 or any similar short-form registration, include in such Registration Statement such additional information for marketing purposes as the managing underwriter reasonably requests; and

(o)           take all other steps reasonably necessary to effect the registration and disposition of the Registrable Shares contemplated hereby.

4.2           Seller Obligations.  In connection with any offering under any Registration Statement under this Agreement, each Holder registering Registrable Shares in connection therewith:

(a)           shall promptly furnish to the Company in writing such information with respect to such Holder and the intended method of disposition of its Registrable Shares as the Company may reasonably request or as may be required by law for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading; and

(b)           shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Shares.

4.3           Notice to Discontinue.  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(f)(5), such Holder shall forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Holder’s receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 4.1(g) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or Free Writing Prospectus covering such Registrable Shares which is current at the time of receipt of such notice.  If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 4.1(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.1(f)(5) to and including the date when sellers of such Registrable Shares under such Registration Statement shall have received the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by and meeting the requirements of Section 4.1(g).

ARTICLE 5.

ALLOCATION OF REGISTRATION EXPENSES

The Company shall pay all Registration Expenses arising from or incident to its performance of, or compliance with, this Agreement, including all registrations under this Agreement, regardless of whether any Registration Statement is declared effective.

ARTICLE 6.

INDEMNIFICATION AND CONTRIBUTION

6.1           Company Indemnity.  The Company shall defend (at the sole election of the indemnified party and at the Company’s expense), indemnify and hold harmless each Holder and each Affiliate of each Holder and their respective stockholders, partners, members, directors, officers, employees, agents, accountants and attorneys (“Representatives”), each underwriter of such Holder and its Representatives, and each other Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act and its Representatives, against any and all losses, claims, damages, liabilities and expenses, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable and documented attorneys’ fees and expenses) (each, a “Liability”) to which such Holder, its Representatives, Affiliates, underwriter or controlling Person and their Representatives may become subject under the Securities Act, the Exchange Act, state securities or “blue sky” laws or otherwise, insofar as such Liabilities (or actions in respect thereof) arise out of or are related to any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus or Free Writing Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with the offering covered by such registration statement.  Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any Liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary Prospectus or final Prospectus or Free Writing Prospectus, or any amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such indemnified party specifically for use in the preparation thereof.

6.2           Seller Indemnity.  In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, shall indemnify and hold harmless the Company, each of its Representatives and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act and their Representatives, and any other seller of Registrable Shares or any such seller’s partners, directors, officers or Representatives and each person, if any, who controls such seller within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or its Representatives, an underwriter, selling Holder or controlling Person, or their Representatives, may become subject under the Securities Act, Exchange Act, state securities or “blue sky” laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus or Free Writing Prospectus contained in the Registration Statement, any amendment or supplement to the Registration Statement, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, to the extent such losses, claims, damages or liabilities arise out of or are based upon written information furnished by such seller of Registrable Shares or on such seller’s behalf expressly for inclusion in the Registration Statement, preliminary Prospectus or final Prospectus or Free Writing Prospectus contained in the Registration Statement or any amendment or supplement thereto relating to the Registrable Shares.  Each such seller of Registrable Shares shall reimburse the Company for any legal or any other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, Prospectus, Free Writing Prospectus, amendment or supplement; provided, however, that the obligations of such Holders under this Section 6.2 shall be limited to an amount equal to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such selling Holder of Registrable Shares sold as contemplated herein.

6.3           Indemnification Conditions.  Each party entitled to indemnification under this Article 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has notice of any claim, suit or proceeding or any alleged claim, suit or proceeding, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that:  (a) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and (b) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party’s ability to defend against such claim or litigation is impaired as a result of such failure to give notice.  The Indemnified Party shall have the right to participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense of one counsel if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding.  No Indemnifying Party in the defense of any such claim or litigation shall consent, except with the written consent of each Indemnified Party, to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

6.4           Contribution.  If the indemnification provided for in this Article 6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations.  The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 6.1, 6.2 and 6.3, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the total amount to be contributed by such Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.5           Survival.  The provisions set forth in this Article 6 shall survive the termination of this Agreement for a period of time equal to the statute of limitations relating to a claim for a Liability.

ARTICLE 7.

OTHER REGISTRATION REQUIREMENTS AND RESTRICTIONS

7.1           Underwriting Agreement.  In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Article 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

7.2           Information by Holder.  Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

7.3           “Market Stand-Off” Agreement.  Each Holder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares for a specified period of time determined by the Company and the underwriters (not to exceed one hundred eighty (180) days) following the effective date of the Company’s Initial Public Offering.  Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter.  The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.  No Holder subject to this Section 7.3 shall be released from any obligation under any agreement, arrangement or understanding entered into pursuant to this Section 7.3 unless all other Holders subject to the same obligation are also released.  Notwithstanding the foregoing, if (i) during the last 17 days of the lock-up period above, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the lock-up period above, the Company announces that it will release earnings results during the 15-day period following the last day of the lock-up period above, then in each case the lock-up period above will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Company or the underwriters, as the case may be, waives, in writing, such extension.

7.4           Rule 144 Requirements.  After the earliest of:  (a) the closing of the sale of securities of the Company pursuant to a Registration Statement and (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, the Company shall:

(a)           comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to their reporting requirements); and

(c)           furnish to any Holder upon written request,  a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to their reporting requirements).

7.5           Selection of Underwriter.  WFC shall have the right to designate the managing underwriter in the Company’s Initial Public Offering and in any registration effected pursuant to Article 2.

7.6           Mergers, Etc.  The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Shares” shall be deemed to be references to the securities that the Holder would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation, or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of:  (a) cash; (b) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act; or (c) securities of the acquiring corporation that the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

ARTICLE 8.

TRANSFERS OF CERTAIN RIGHTS

8.1           Amount.  Each Investor shall have the right to transfer the rights granted to such Investor under this Agreement, in whole or in part, only to (a) an Affiliate of such Investor or, in the case of a WFC Investor, to any Affiliate of such WFC Investor or to any other WFC Investor; or (b) any Person to which Registrable Shares are transferred; provided that, with respect to transfers under this clause (b): (x) the associated transfer of such shares, in the opinion of counsel reasonably acceptable to the Company, may be effected without registration under the Securities Act and any applicable state securities laws; (y) transferee reasonably cooperates with the Company to execute and deliver any documents and to take any actions reasonably requested by the Company to comply with the requirements of any such exemption from registration; and (z) following such transfer, the transferee shall hold at least one percent (1%) of the Registrable Class Shares.  For the avoidance of doubt, the transferee of any Registrable Shares, in whole or in part, in accordance with this Article 8 shall be deemed to be a “Holder” for all purposes of this Agreement, and if the transferor of such Registrable Shares is a WFC Investor, then the transferee of such Registrable Shares shall be deemed a “WFC Investor” for all purposes of this Agreement.

8.2           Transferees.  Any transferee to whom rights under this Agreement are transferred shall deliver to the Company, as a condition to such transfer, a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Investor or other Holders, as applicable, under this Agreement to the same extent as if such transferee were an Investor or other Holder under this Agreement.

8.3           Subsequent Transferees.  A transferee to whom rights are transferred pursuant to this Article 8 shall not have the right to again transfer such rights to any other person or entity, other than as provided in Sections 8.1 or 8.2.

ARTICLE 9.

MISCELLANEOUS

9.1           No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders of Registrable Shares in this Agreement.

9.2           Successors and Assigns; Third Party Beneficiaries.  Except as provided in Article 8, this Agreement shall not be transferable or assignable by either party hereto without the prior written consent of the other party.  The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, permitted assigns, heirs, executors and administrators of the parties hereto.  Except as provided in Article 6, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

9.3           Remedies.  Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting any bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

9.4           Notices.  Any notice, request, instruction or other document or other communication to be given hereunder by a Party hereto shall be in writing and shall be deemed to have been given, (i) when received if given in person or by courier or a courier service, (ii) on the date of transmission if sent by confirmed facsimile, (iii) on the next Business Day if sent by an overnight delivery service, or (iv) five (5) Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

To the Company:

Bonanza Creek Energy, Inc.

410 17th Street, Suite 1320

Denver, Colorado 80202

Attention: Michael R. Starzer

Telephone:  720-279-2330

Facsimile: 720-279-2331

Email: mrs@bonaznacrk.com

With a copy, which shall not constitute notice, to:

Thompson & Knight LLP

333 Clay Street, Suite 3300

Houston, Texas 77008

Attention: Harry R. Beaudry

Telephone:  713-653-8826

Facsimile:  832-397-8149

Email: harry.beaudtry@tk.com

To WFC:

Project Black Bear LP

c/o Project Black Bear GP LLC

2 Bloor Street East, Suite 810

Toronto, Ontario, Canada M4W 1A8

Telephone: 647-724-8912

Facsimile: 647-724-8910

Email: blackbear@westfacecapital.com

With a copy, which shall not constitute notice, to:

Mayer Brown LLP

1675 Broadway

New York, NY 10019

Attention: Thomas M. Vitale

Telephone: 212-506-2510

Facsimile: 212-849-5510

Email: tvitale@mayerbrown.com

If to HMQ:

c/o AIMCo

1100 – 10830 Jasper Ave.

Edmonton, Alberta T5J 2B3

Attention:  Brian Gibson, Senior Vice President, Public Equities

Telephone:  780-392-3744

Facsimile:  780-392-3897

Email: brian.gibson@aimco.alberta.ca

With a copy, which shall not constitute notice, to:

c/o AIMCo

1100 – 10830 Jasper Ave.

Edmonton, Alberta T5J 2B3

Attention: Carole Hunt, Chief Legal Counsel and Corporate Secretary

Telephone: 780-392-3777

Facsimile: 780-392-3897

Email: carole.hunt@aimco.alberta.ca

If to any other Investor to the address set forth at the address or telecopy number shown for such Investor on the applicable signature page hereto, to the attention of the person who has signed this Agreement on behalf of such Stockholder or, in any such case, such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any Party may change its address for notice by notice to the other in the manner set forth above.

9.5           Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

9.6           Waiver.  Any failure by a party, at any time or times, to require strict performance by the other party of any provisions of this Agreement shall not waive, affect or diminish any right the first party thereafter to demand strict compliance and performance therewith.  None of the undertakings, agreements, warranties, covenants and representations of a party contained in this Agreement shall be deemed to have been suspended or waived by such party, unless such suspension or waiver is by an instrument in writing signed by an officer of such party and directed to the other party specifying such suspension or waiver.

9.7           Titles and Subtitles.  The titles of the articles and sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.8           Mutual Waiver of Jury Trial.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

9.9           Governing Law; Consent to Jurisdiction.        THIS AGREEMENT AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE OF THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN NEW YORK, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS (FOR THE AVOIDANCE OF DOUBT, SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK SHALL BE APPLICABLE TO THIS AGREEMENT).  THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AFFAIRS OF THE COMPANY.  TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  SERVICE OF PROCESS ON ANY PARTY HERETO IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF MAILED TO THE PARTY AT THE ADDRESS REFERENCED IN SECTION 9.4 HEREOF.

9.10         Wavier of Immunity.  Each party to this Agreement expressly acknowledges and agrees that this Agreement is being executed as part of a private, commercial transaction.  Solely with respect to this Agreement, each party hereby waives, to the maximum extent permitted by law, for itself and its Affiliates, and for its and their assets and revenues, any and all immunity to the extent that it may at any time exist whether on grounds of sovereignty, state immunity or otherwise, from suit, arbitration, proceeding, jurisdiction of any court, adjudication, enforcement of arbitration award, judgment, service of process upon it or any agent, execution or judgment, set off, attachment or other interim relief prior to judgment or on judgment or other legal process, including, without limitation, the defenses of “sovereign immunity”, and “act of state”, which such party or its assets or revenues may now have or may in the future have under the Laws of any jurisdiction, and each party agrees not to assert any such immunity or defenses in any proceedings with respect to this Agreement, or in the enforcement of any award, judgment or execution resulting therefrom or from any transactions contemplated hereby or hereunder.

9.11         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.

9.12         Entire Agreement; Modifications.  This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.  Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended with the prior written consent of:  (a) the Company, and (b) the WFC Holders only; provided that any amendment to the piggyback rights in Article 3 shall also require the written consent of the holders of a majority of the Registrable Shares held by Other Holders.  Any amendment effected in accordance with this Section 9.12 shall be binding upon each future holder of any Registrable Shares.

9.13         Further Assurances.  Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

BONANZA CREEK ENERGY, INC.

By:	/s/ Michael R. Starzer
Name:	Michael R. Starzer
Title:	President

STOCKHOLDERS:

D.E. SHAW SYNOPTIC PORTFOLIOS 5, L.L.C.

By:	/s/ Robert T. Ladd
Name:	Robert T. Ladd
Title:	Authorized Signatory

Address:

Signature Page to the Registration Rights Agreement

BONANZA CREEK ENERGY COMPANY, LLC

By:	/s/ Michael R. Starzer
Name:	Michael R. Starzer
Title:	President

Address:

THE FRED S. AND BARBARA J. HOLMES TRUST

By:	/s/ Fred S. Holmes
Name:	Fred S. Holmes
Title:	Trustee

Address:

Signature Page to the Registration Rights Agreement

/s/ Michael R. Starzer
MICHAEL R. STARZER

Address:

THE STARZER REVOCABLE LIVING TRUST,
DATED FEBRUARY 26, 1998

By:	/s/ Michael R. Starzer
Name:	Michael R. Starzer
Title:	Trustee

Address:

Signature Page to the Registration Rights Agreement

PROJECT BLACK BEAR LP

By:	WEST FACE CAPITAL INC., its Adviser

By:	/s/ Alexander A. Singh
Name: Alexander A. Singh
Title: Counsel & Secretary

HER MAJESTY THE QUEEN IN RIGHT OF ALBERTA, IN HER OWN CAPACITY AND AS TRUSTEE/NOMINEE FOR CERTAIN DESIGNATED ENTITIES

By:	/s/ Brian Gibson
Name: Brian Gibson
Title: Senior Vice President

Signature Page to the Registration Rights Agreement

Schedule I

Investors

West Face Investors:

PROJECT BLACK BEAR LP

HER MAJESTY THE QUEEN IN RIGHT OF ALBERTA, IN HER OWN CAPACITY AND AS TRUSTEE/NOMINEE FOR CERTAIN DESIGNATED ENTITIES

Other Investors:

D.E. SHAW SYNOPTIC PORTFOLIOS 5, L.L.C.

BONANZA CREEK ENERGY COMPANY, LLC

THE FRED S. AND BARBARA J. HOLMES TRUST

MICHAEL R. STARZER

THE STARZER REVOCABLE LIVING TRUST, DATED FEBRUARY 26, 1998